TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION PORTFOLIO
SHORT DURATION PORTFOLIO
(together, the “Portfolios”)
INVESTOR SHARES

Supplement dated December 31, 2020 to the
Prospectus dated December 31, 2020

At a special meeting held on December 14, 2020, shareholders of each Portfolio voted to approve an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Agreement”) between the Portfolios and ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) effective January 31, 2021. The advisory fee rate charged to the Portfolios will change under the Amended and Restated Agreement. However, other than the advisory fee rate, the Amended and Restated Agreement is otherwise substantially identical to the current investment advisory agreement (the “Current Agreement”) that was initially approved by the Portfolios’ shareholders in May 2017.

You will receive a revised Prospectus, on or about January 31, 2021, that will include the following changes for each Portfolio:

1.    As of January 31, 2021, the Fees and Expenses of Investor Shares of the Ultra-Short Duration Portfolio beginning on page 1 of the Prospectus will be revised as follows:

Ultra-Short Duration Portfolio
Shareholder Fees	None
Annual Portfolio Operating Expenses
Management Fees (1)	0.11%
Distribution and Service (12b-1) Fees	0.03%
Other Expenses	0.16%
Administration Fees	0.05%
Other Operating Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.30%

(1) Management Fees have been restated to reflect current fees as of January 31, 2021.

Example

The following Example is intended to help you compare and contrast the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Portfolio for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Ultra-Short Duration Portfolio – Investor Shares	$31	$97	$169	$381

2.    As of January 31, 2021, the Fees and Expenses of Investor Shares of the Short Duration Portfolio beginning on page 8 of the Prospectus will be revised as follows:

Short Duration Portfolio
Shareholder Fees	None
Annual Portfolio Operating Expenses
Management Fees (1)	0.13%
Distribution and Service (12b-1) Fees	0.03%
Other Expenses	0.16%
Administration Fees	0.05%
Other Operating Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.32%

(1) Management Fees have been restated to reflect current fees as of January 31, 2021.

Example

The following Example is intended to help you compare and contrast the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Portfolio for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Short Duration Portfolio – Investor Shares	$33	$103	$180	$406

3.    As of January 31, 2021, the disclosure under “Management Fees” on page 21 of the Prospectus will be revised to add the following:

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

	Short Duration Portfolio*	Ultra-Short Duration Portfolio*
First $250 million	0.14%	0.14%
$250 million to $500 million	0.12%	0.12%
$500 million to $1 billion	0.08%	0.08%
Over $1 billion	0.06%	0.06%

*    Contractual rate effective January 31, 2021 is based on the average daily net assets of each Portfolio. Prior to January 31, 2021, the advisory fee rate was based on the combined aggregate daily net assets of both portfolios, at annual rates of 0.12% of the first $250 million; 0.10% of assets between $250 million to $500 million; and 0.07% of assets in excess of $500 million.

Shareholders of the Portfolios will receive additional information in a revised Prospectus, on or about January 31, 2021, including an updated fee table and expense example reflecting the Amended and Restated Agreement.

Please retain this supplement with your Prospectus.